As filed with the Securities and Exchange Commission on February 11, 2002

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE  SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants ☒
Check the appropriate box:
Filed by a Party other than the Registrant ☐
☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE ASSET PROGRAM, INC. (1 Series)
Merrill Lynch Mid Cap Value Fund

FINANCIAL INSTITUTIONS SERIES TRUST
(1 Series)
Summit Cash Reserves Fund

FUND ASSET MANAGEMENT MASTER TRUST
(2 Series)
Low Duration Master Portfolio
Total Return Bond Master Portfolio

MASTER FOCUS TWENTY TRUST

MASTER LARGE CAP SERIES TRUST (3 Series)
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Large Cap Core Portfolio

MERCURY HW VARIABLE TRUST (1 SERIES)
Mercury HW International Value VIP Portfolio

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (1 Series)
Merrill Lynch California Insured
Municipal Bond Fund

MERRILL LYNCH FOCUS TWENTY
FUND, INC.

MERRILL LYNCH FOCUS VALUE FUND, INC.

MERRILL LYNCH FUNDAMENTAL
GROWTH FUND, INC.

MERRILL LYNCH INVESTMENT
MANAGERS FUNDS, INC. (2 Series)
Merrill Lynch Low Duration Fund
Merrill Lynch Total Return Bond Fund

MERRILL LYNCH LARGE CAP
SERIES FUNDS, INC. (3 Series)
Merrill Lynch Large Cap Growth Fund
Merrill Lynch Large Cap Value Fund
Merrill Lynch Large Cap Core Fund

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (4 Series)
Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch New York Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund

MERRILL LYNCH RETIREMENT
SERIES TRUST (1 Series)
Merrill Lynch Retirement Reserves Money Fund

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

MERRILL LYNCH VARIABLE SERIES
FUNDS, INC. (19 Series)
Merrill Lynch American Balanced Fund
Merrill Lynch Basic Value Focus Fund
Merrill Lynch Core Bond Focus Fund
Merrill Lynch Developing Capital Markets Focus Fund
Merrill Lynch Domestic Money Market Fund
Merrill Lynch Focus Twenty Select Fund
Merrill Lynch Fundamental Growth Focus Fund
Merrill Lynch Global Allocation Focus Fund
Merrill Lynch Global Bond Focus Fund
Merrill Lynch Global Growth Focus Fund
Merrill Lynch Government Bond Fund
Merrill Lynch High Current Income Fund
Merrill Lynch Index 500 Fund
Merrill Lynch Large Cap Core Focus Fund
Merrill Lynch Large Cap Value Focus Fund
Merrill Lynch Natural Resources Focus Fund
Merrill Lynch Reserve Assets Fund
Merrill Lynch Small Cap Value Focus Fund
Merrill Lynch Utilities and Telecommunications Focus Fund

MERRILL LYNCH WORLD INCOME FUND, INC.

(Name of Registrants as Specified In Their Charters)

SAME AS ABOVE

(Name of Persons) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)	Proposed maximum aggregate value of transaction:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE ASSET PROGRAM, INC. (1 Series)
Merrill Lynch Mid Cap Value Fund

FINANCIAL INSTITUTIONS SERIES TRUST (1 Series)
Summit Cash Reserves Fund

FUND ASSET MANAGEMENT MASTER TRUST (2 Series)
Low Duration Master Portfolio
Total Return Bond Master Portfolio

MASTER FOCUS TWENTY TRUST

MASTER LARGE CAP SERIES TRUST (3 Series)
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Large Cap Core Portfolio

MERCURY HW VARIABLE TRUST (1 Series)
Mercury HW International Value VIP Portfolio

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (1 Series)
Merrill Lynch California Insured Municipal Bond Fund

MERRILL LYNCH FOCUS TWENTY FUND, INC.

MERRILL LYNCH FOCUS VALUE FUND, INC.

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC. (2 Series)
Merrill Lynch Low Duration Fund
Merrill Lynch Total Return Bond Fund

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. (3 Series)
Merrill Lynch Large Cap Growth Fund
Merrill Lynch Large Cap Value Fund
Merrill Lynch Large Cap Core Fund

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (4 Series)
Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch New York Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund

MERRILL LYNCH RETIREMENT SERIES TRUST (1 Series)
Merrill Lynch Retirement Reserves Money Fund

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (19 Series)
Merrill Lynch American Balanced Fund
Merrill Lynch Basic Value Focus Fund
Merrill Lynch Core Bond Focus Fund
Merrill Lynch Developing Capital Markets Focus Fund
Merrill Lynch Domestic Money Market Fund
Merrill Lynch Focus Twenty Select Fund
Merrill Lynch Fundamental Growth Focus Fund
Merrill Lynch Global Allocation Focus Fund
Merrill Lynch Global Bond Focus Fund
Merrill Lynch Global Growth Focus Fund
Merrill Lynch Government Bond Fund
Merrill Lynch High Current Income Fund
Merrill Lynch Index 500 Fund
Merrill Lynch Large Cap Core Focus Fund
Merrill Lynch Large Cap Value Focus Fund
Merrill Lynch Natural Resources Focus Fund
Merrill Lynch Reserve Assets Fund
Merrill Lynch Small Cap Value Focus Fund
Merrill Lynch Utilities and Telecommunications Focus Fund

MERRILL LYNCH WORLD INCOME FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2002 MEETINGS OF SHAREHOLDERS

TO BE HELD ON MARCH 15, 2002

To the Shareholders:

NOTICE IS HEREBY GIVEN that a meeting of shareholders (each, a “Meeting” and collectively, the “Meetings”) of each of the above-listed investment companies (each, a “Fund,” which term includes the individual series of the above-listed series funds or trusts, and collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, March 15, 2002, at the times specified in Exhibit A to this Combined Proxy Statement for the following purposes:

(1)
For all Funds: To elect the Board Members (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve until their successors have been duly elected and qualified or until their earlier resignation or removal.

The shareholders of Merrill Lynch Focus Twenty Fund, Inc. will also vote in connection with the election of the Board Members of Master Focus Twenty Trust. The shareholders of Merrill Lynch Large Cap Series Funds, Inc. will also vote in connection with the election of the Board Members of Master Large Cap Series Trust. The shareholders of Merrill Lynch Investment Managers Funds, Inc. will also vote in connection with the election of the Board Members of Fund Asset Management Master Trust. The shareholders of the other feeder funds, not previously named in this paragraph, of each of Master Focus Twenty Trust, Master Large Cap Series Trust and Fund Asset Management Master Trust (each a “Master Trust”) will also vote in connection with the election of Board Members of their respective Master Trust, and will receive a separate notice and proxy statement.

The election of Board Members of each of Merrill Lynch Multi-State Municipal Series Trust (“ML Multi-State Trust”) and The Asset Program, Inc. (“Asset Program”) requires the vote of shareholders of all of the series of ML Multi-State Trust and Asset Program, respectively. This Notice of Meetings of Shareholders and the enclosed Combined Proxy Statement are being sent to shareholders of four of the series of ML Multi-State Trust and one of the series of Asset Program. Shareholders of the other nine series of ML Multi-State Trust (Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund) and shareholders of the other two series of Asset Program (Mercury Growth Opportunity Fund and Mercury U.S. Government Securities Fund) will receive a separate notice and proxy statement with respect to the election of the Board Members of ML Multi-State Trust and of Asset Program.

(2)
For Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust and Merrill Lynch U.S. Government Mortgage Fund: To consider and act upon a proposal to amend the Fund’s charter to permit the Board Members to reorganize the Fund into a master/feeder structure.

(3)	For all Funds: To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board Members of each Fund have fixed the record date for the determination of shareholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof at the close of business on January 22, 2002 (except for Merrill Lynch Variable Series Funds, Inc. and Mercury HW Variable Trust for which the record date has been set at the close of business on January 29, 2002).

A complete list of the shareholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after March 1, 2002, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend any Meeting at which you may vote shares. Shareholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-515-0334.

By	Order of the Boards of Directors/Trustees

AL	ICE A. PELLEGRINO
Secretary of Master Large Cap Series Trust, Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch California Municipal Series Trust and Merrill Lynch Multi-State Municipal Series Trust

RO	BERT HARRIS
Secretary of Financial Institutions Series Trust and Merrill Lynch World Income Fund, Inc.

SU	SAN B. BAKER
Secretary of Master Focus Twenty Trust and Merrill Lynch Focus Twenty Fund, Inc.

AL	LAN J. OSTER
Secretary of The Asset Program, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.

PH	ILLIP S. GILLESPIE

Secretary of Fund Asset Management Master Trust, Mercury HW Variable Trust, Merrill Lynch Investment Managers Funds, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Short Term U.S. Government Fund, Inc. and Merrill Lynch U.S. Government Mortgage Fund

Plainsboro, New Jersey
Dated: February 11, 2002

COMBINED PROXY STATEMENT

THE ASSET PROGRAM, INC. (1 Series)
Merrill Lynch Mid Cap Value Fund

FINANCIAL INSTITUTIONS SERIES TRUST (1 Series)
Summit Cash Reserves Fund

FUND ASSET MANAGEMENT MASTER TRUST (2 Series)
Low Duration Master Portfolio
Total Return Bond Master Portfolio

MASTER FOCUS TWENTY TRUST

MASTER LARGE CAP SERIES TRUST (3 Series)
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Large Cap Core Portfolio

MERCURY HW VARIABLE TRUST (1 Series)
Mercury HW International Value VIP Portfolio

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (1 Series)
Merrill Lynch California Insured Municipal Bond Fund

MERRILL LYNCH FOCUS TWENTY FUND, INC.

MERRILL LYNCH FOCUS VALUE FUND, INC.

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC. (2 Series)
Merrill Lynch Low Duration Fund
Merrill Lynch Total Return Bond Fund

MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. (3 Series)
Merrill Lynch Large Cap Growth Fund
Merrill Lynch Large Cap Value Fund
Merrill Lynch Large Cap Core Fund

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (4 Series)
Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch New York Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund

MERRILL LYNCH RETIREMENT SERIES TRUST (1 Series)
Merrill Lynch Retirement Reserves Money Fund

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (19 Series)
Merrill Lynch American Balanced Fund
Merrill Lynch Basic Value Focus Fund
Merrill Lynch Core Bond Focus Fund
Merrill Lynch Developing Capital Markets Focus Fund
Merrill Lynch Domestic Money Market Fund
Merrill Lynch Focus Twenty Select Fund
Merrill Lynch Fundamental Growth Focus Fund
Merrill Lynch Global Allocation Focus Fund
Merrill Lynch Global Bond Focus Fund
Merrill Lynch Global Growth Focus Fund
Merrill Lynch Government Bond Fund
Merrill Lynch High Current Income Fund
Merrill Lynch Index 500 Fund
Merrill Lynch Large Cap Core Focus Fund
Merrill Lynch Large Cap Value Focus Fund
Merrill Lynch Natural Resources Focus Fund
Merrill Lynch Reserve Assets Fund
Merrill Lynch Small Cap Value Focus Fund
Merrill Lynch Utilities and Telecommunications Focus Fund

MERRILL LYNCH WORLD INCOME FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

2002 MEETINGS OF SHAREHOLDERS

March 15, 2002

The funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund	Term Used in this Combined Proxy Statement
The Asset Program, Inc.	Asset Program
Merrill Lynch Mid Cap Value Fund	ML Mid Cap Value
Financial Institutions Series Trust	Financial Institutions Trust
Summit Cash Reserves Fund	Summit Cash Fund
Fund Asset Management Master Trust	FAM Trust
Low Duration Master Portfolio	Master Low Duration
Total Return Bond Master Portfolio	Master Total Return Bond
Master Focus Twenty Trust	Focus Twenty Trust
Master Large Cap Series Trust	Large Cap Trust
Master Large Cap Growth Portfolio	Large Cap Growth
Master Large Cap Value Portfolio	Large Cap Value
Master Large Cap Core Portfolio	Large Cap Core
Mercury HW Variable Trust	Mercury Variable
Mercury HW International Value VIP Portfolio	Mercury International Value
Merrill Lynch California Municipal Series Trust	ML California Trust
Merrill Lynch California Insured Municipal Bond Fund	CA Ins. Muni Bond
Merrill Lynch Focus Twenty Fund, Inc.	ML Focus Twenty
Merrill Lynch Focus Value Fund, Inc.	ML Focus Value
Merrill Lynch Fundamental Growth Fund, Inc.	ML Fundamental Growth
Merrill Lynch Investment Managers Funds, Inc.	MLIM Funds
Merrill Lynch Low Duration Fund	ML Low Duration
Merrill Lynch Total Return Bond Fund	ML Total Return Bond
Merrill Lynch Large Cap Series Funds, Inc.	ML Large Cap
Merrill Lynch Large Cap Growth Fund	ML Large Cap Growth
Merrill Lynch Large Cap Value Fund	ML Large Cap Value
Merrill Lynch Large Cap Core Fund	ML Large Cap Core
Merrill Lynch Multi-State Municipal Series Trust	ML Multi-State Trust
Merrill Lynch Florida Municipal Bond Fund	FL Muni Bond
Merrill Lynch New Jersey Municipal Bond Fund	NJ Muni Bond
Merrill Lynch New York Municipal Bond Fund	NY Muni Bond
Merrill Lynch Pennsylvania Municipal Bond Fund	PA Muni Bond

Fund	Term Used in this Combined Proxy Statement
Merrill Lynch Retirement Series Trust	ML Retirement Trust
Merrill Lynch Retirement Reserves Money Fund	ML Retirement Reserves
Merrill Lynch Short Term U.S. Government Fund, Inc.	ML Short Term
Merrill Lynch U.S. Government Mortgage Fund	ML U.S. Gov’t
Merrill Lynch Variable Series Funds, Inc.	ML Variable Series
Merrill Lynch American Balanced Fund	VS American Balanced
Merrill Lynch Basic Value Focus Fund	VS Basic Value
Merrill Lynch Core Bond Focus Fund	VS Core Bond
Merrill Lynch Developing Capital Markets Focus Fund	VS Developing Capital
Merrill Lynch Domestic Money Market Fund	VS Domestic Money Market
Merrill Lynch Focus Twenty Select Fund	VS Focus Twenty
Merrill Lynch Fundamental Growth Focus Fund	VS Fundamental Growth
Merrill Lynch Global Allocation Focus Fund	VS Global Allocation
Merrill Lynch Global Bond Focus Fund	VS Global Bond
Merrill Lynch Global Growth Focus Fund	VS Global Growth
Merrill Lynch Government Bond Fund	VS Government Bond
Merrill Lynch High Current Income Fund	VS High Current Income
Merrill Lynch Index 500 Fund	VS Index 500
Merrill Lynch Large Cap Core Focus Fund	VS Large Cap Core
Merrill Lynch Large Cap Value Focus Fund	VS Large Cap Value
Merrill Lynch Natural Resources Focus Fund	VS Natural Resources
Merrill Lynch Reserve Assets Fund	VS Reserve Assets
Merrill Lynch Small Cap Value Focus Fund	VS Small Cap Value
Merrill Lynch Utilities and Telecommunications Focus Fund	VS Utilities and Telecommunications
Merrill Lynch World Income Fund, Inc.	ML World Income

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Trustees or the Board of Directors, as applicable) of the above-listed funds (each, a “Fund,” which term includes the individual series of the above-listed Funds, where applicable, and collectively, the “Funds”) to be voted at a Meeting of Shareholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, March 15, 2002, at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is February 15, 2002.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares or Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Board Members,” the investment adviser or manager of each Fund is referred to as the “Investment Adviser,” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. It is proposed that the same Board Member nominees serve on the Board of each Fund. Unless instructions to the contrary are marked:

1)	With respect to proxies submitted by shareholders of all Funds, proxies will be voted “FOR” the election of the Board Member nominees of each Fund.

The shareholders of ML Focus Twenty will also vote in connection with the election of the Board Members of the Focus Twenty Trust. The shareholders of ML Large Cap will also vote in connection with the election of the Board Members of Large Cap Trust. The shareholders of MLIM Funds will also vote in connection with the election of the Board Members of FAM Trust. The shareholders of the other feeder funds, not previously named in this paragraph, of each of Focus Twenty Trust, Large Cap Trust and FAM Trust (each a “Master Trust”) will also vote in connection with the election of Board Members of their respective Master Trust, and will receive a separate notice and proxy statement.

2)	With respect to proxies submitted by the shareholders of Summit Cash Fund, ML Fundamental Growth, ML Retirement Reserves and ML U.S. Gov’t, proxies will be voted:

“FOR” the approval of a charter amendment permitting the Board to reorganize the applicable Fund into a master/feeder structure.

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the applicable Meeting.

The election of the Board Members requires the solicitation of the vote of the shareholders of each series of ML Multi-State Trust. Four of the series of ML Multi-State Trust, FL Muni Bond, NJ Muni Bond, NY Muni Bond and PA Muni Bond, will vote for the election of the Board Members of ML Multi-State Trust at the Meetings on March 15, 2002. The remaining nine series, Merrill Lynch Arizona Municipal Bond Fund (the “Arizona Fund”), Merrill Lynch Connecticut Municipal Bond Fund (the “Connecticut Fund”), Merrill Lynch Maryland Municipal Bond Fund (the “Maryland Fund”), Merrill Lynch Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), Merrill Lynch Michigan Municipal Bond Fund (the “Michigan Fund”), Merrill Lynch Minnesota Municipal Bond Fund (the “Minnesota Fund”), Merrill Lynch North Carolina Municipal Bond Fund (the “North Carolina Fund”), Merrill Lynch Ohio Municipal Bond Fund (the “Ohio Fund”) and Merrill Lynch Texas Municipal Bond Fund (the “Texas Fund”), will vote for the election of the Board Members of ML Multi-State Trust at Special Meetings to be held on March 18, 2002. Shareholders of the Arizona Fund, the Connecticut Fund, the Maryland Fund, the Massachusetts Fund, the Michigan Fund, the Minnesota Fund, the North Carolina Fund, the Ohio Fund and the Texas Fund will receive a separate notice and proxy statement with respect to the election of Board Members of the ML Multi-State Trust.

The election of the Board Members of Asset Program requires the vote of shareholders of all of the series of Asset Program. One of the series of Asset Program, ML Mid Cap Value, will vote for the election of Board Members pursuant to this Combined Proxy Statement. Shareholders of the two other series of Asset Program not included in the Combined Proxy Statement will receive a separate notice and proxy statement with respect to the election of Board Members of Asset Program.

The Board of each Fund has fixed the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournments thereof at the close of business on January 22, 2002 (except ML Variable Series and Mercury Variable for which the Record Date has been set at the close of business on January 29, 2002). Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock as indicated in Exhibit A hereto. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of a Fund’s outstanding Common Stock or five percent or more of the outstanding Common Stock of any series.

The Board Members of each Fund know of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

The shareholders solicited and entitled to vote on Items 1 and 2 are outlined in the following chart.

Fund	Item 1. Election of Board Members	Item 2. Approval of a Charter Amendment to Permit the Reorganization of the Fund into a Master/Feeder Fund Structure

Asset Program(1)	YES	NO
ML Mid Cap Value	YES	NO

Financial Institutions Trust	YES	YES
Summit Cash Fund	YES	YES

Fund	Item 1. Election of Board Members	Item 2. Approval of a Charter Amendment to Permit the Reorganization of the Fund into a Master/Feeder Fund Structure

FAM Trust	YES	NO
Master Low Duration	YES	NO
Master Total Return Bond	YES	NO

Focus Twenty Trust	YES	NO

Large Cap Trust	YES	NO
Large Cap Growth	YES	NO
Large Cap Value	YES	NO
Large Cap Core	YES	NO

Mercury Variable	YES	NO
Mercury International Value	YES	NO

ML California Trust	YES	NO
CA Ins. Muni Bond	YES	NO

ML Focus Twenty(2)	YES	NO

ML Focus Value	YES	NO

ML Fundamental Growth	YES	YES

MLIM Funds(3)	YES	NO
ML Low Duration	YES	NO
ML Total Return Bond	YES	NO

ML Large Cap(4)	YES	NO
ML Large Cap Growth	YES	NO
ML Large Cap Value	YES	NO
ML Large Cap Core	YES	NO

ML Multi-State Trust(5)	YES	NO
FL Muni Bond	YES	NO
NJ Muni Bond	YES	NO
NY Muni Bond	YES	NO
PA Muni Bond	YES	NO

ML Retirement Trust	YES	YES
ML Retirement Reserves	YES	YES

ML Short Term	YES	NO

ML U.S. Gov’t	YES	YES

ML Variable Series	YES	NO
VS American Balanced	YES	NO
VS Basic Value	YES	NO
VS Core Bond	YES	NO
VS Developing Capital	YES	NO
VS Domestic Money Market	YES	NO
VS Focus Twenty	YES	NO
VS Fundamental Growth	YES	NO
VS Global Allocation	YES	NO
VS Global Bond	YES	NO
VS Global Growth	YES	NO
VS Government Bond	YES	NO
VS High Current Income	YES	NO
VS Index 500	YES	NO
VS Large Cap Core	YES	NO
VS Large Cap Value	YES	NO
VS Natural Resources	YES	NO
VS Reserve Assets	YES	NO
VS Small Cap Value	YES	NO
VS Utilities and Telecommunications	YES	NO

ML World Income	YES	NO

(1)	Consists of three series, one of which is solicited by this Combined Proxy Statement. The other two series will receive a separate notice and proxy statement with respect to Item 1.
(2)
The shareholders of ML Focus Twenty and the other feeder funds of Focus Twenty Trust will also vote in connection with the election of the Board Members of Focus Twenty Trust. The shareholders of the other feeder funds will receive a separate notice and proxy statement.

(3)
The shareholders of each series of MLIM Funds and the other feeder funds of FAM Trust will also vote in connection with the election of the Board Members of FAM Trust. The shareholders of the other feeder funds will receive a separate notice and proxy statement.

(4)
The shareholders of each series of ML Large Cap and the other feeder funds of Large Cap Trust will also vote in connection with the election of the Board Members of Large Cap Trust. The shareholders of the other feeder funds will receive a separate notice and proxy statement.

(5)	Consists of thirteen series, four of which are solicited by this Combined Proxy Statement. The other nine series will receive a separate notice and proxy statement.

The shares of ML Variable Series and Mercury Variable are sold only to separate accounts of certain insurance companies (the “Insurance Companies”), including Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, or to Insurance Companies directly, in connection with variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued by such companies. With respect to Item 1, the Insurance Companies will vote the shares of ML Variable Series and Mercury Variable held in such separate accounts based on the instructions timely received from owners of the Contracts (the “Contract Owners”) having a voting interest in the shares of ML Variable Series and Mercury Variable, respectively, to be voted. Each Insurance Company will also vote shares of ML Variable Series and Mercury Variable held in such separate accounts for which no voting instructions from Contract Owners are timely received, as well as shares of ML Variable Series and Mercury Variable which such Insurance Company owns directly, in the same proportion as those shares of ML Variable Series and Mercury Variable, respectively, for which voting instructions from Contract Owners are timely received. In connection with the solicitation of such instructions from Contract Owners, it is expected that the Insurance Companies will furnish a copy of this Combined Proxy Statement to Contract Owners. Contract Owners providing voting instructions should consult carefully the detailed information regarding Item 1, and the recommendations of the Board Members of ML Variable Series and Mercury Variable, as set forth in this Combined Proxy Statement.

The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract Owner, which are set forth in the Contract. A Contract Owner has no interest in the shares of ML Variable Series or Mercury Variable, but only in the applicable Contract. The Contract is described in the applicable prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of ML Variable Series or Mercury Variable, as the case may be, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contract also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contract. Because shares of ML Variable Series and Mercury Variable are sold only to the Insurance Companies, the terms “shareholder” and “shareholders” with respect to ML Variable Series and Mercury Variable in this Combined Proxy Statement refer to the Insurance Companies.

ITEM 1:    ELECTION OF BOARD MEMBERS

At the Meetings, the Board Member nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

It is proposed that the same Board Member nominees serve on the Board of each Fund. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the following Board Member nominees: James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden, and Stephen B. Swensrud. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibit B.

The Board of each Fund knows of no reason why any of the Board Member nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Committee and Board Meetings.    The Board of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of Board Members who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of each Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to each Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board of each Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of a Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

During each Fund’s most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. For more information about Committee and Board meetings, see Exhibit B to this Combined Proxy Statement.

Interested Persons.    Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Glenn is the President of each Fund. See Exhibit B to this Combined Proxy Statement.

Compensation of Board Members.    The Investment Adviser pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays fees to each Board Member who is not affiliated with the Investment Adviser (each, a “non-affiliated Board Member”) for service to the Fund. The Funds currently use three basic compensation structures:

A.  For certain of the Funds,(1) each non-affiliated Board Member receives an aggregate annual retainer for his or her services to multiple investment companies including those Funds. The portion of the annual retainer allocated to each Fund is determined quarterly based on the relative net assets of each such Fund. In addition, each non-affiliated Board Member receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member are allocated equally among those investment companies.

B.  For certain of the Funds,(2) each Fund pays each non-affiliated Board Member an annual fee for serving as a Board Member plus a fee for each Board meeting attended in person. Each Fund also pays each member of the Committee an annual fee, plus a fee for each Committee meeting attended in person.

C. For FAM Trust, MLIM Funds and Mercury Variable, each non-affiliated Board Member receives an aggregate annual retainer of $18,000 for his or her services to multiple investment companies including the Funds named. The portion of the annual retainer allocated to each Fund is determined quarterly based on the relative net assets of each such Fund. In addition, each non-affiliated Board Member receives an aggregate annual fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member are $18,000 in the aggregate and are allocated among those investment companies based on their relative net assets.

(1)
Focus Twenty Trust, Large Cap Trust, ML California Trust, ML Focus Twenty, ML Large Cap, ML Multi-State Trust and ML World Income. The aggregate annual retainer is $100,000 and the aggregate annual meeting fee is $60,000.

(2)
Asset Program, Financial Institutions Trust, ML Focus Value, ML Fundamental Growth, ML Retirement Reserves, ML Short Term, ML U.S. Gov’t., ML Variable Series. See Exhibit B—“Board and Committee Meetings” for information about the annual and per meeting fees for these Funds.

Each Fund also reimburses the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund’s most recently completed fiscal year is set forth in Exhibit B to this Combined Proxy Statement.

After the election of the Board Members, the compensation structure for all the Funds is expected to be the structure described in B above. The annual and per meeting fees paid are expected to vary from Fund to Fund. Information relating to the estimated aggregate fees and expenses to be paid by each Fund to its non-affiliated Board Members if all nominees are elected is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds.    Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership.    Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Board Member nominee: (i) the number of shares of each Fund owned; (ii) the aggregate dollar range of equity in each Fund such share ownership represents; and (iii) the aggregate dollar range of securities in all registered funds overseen by the Board Member nominee in the Merrill Lynch family of funds. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding at such date. As of the Record Date, other than Mr. Glenn, no Board Member nominee and his or her immediate family members owned beneficially or of record any securities of ML & Co. At such date, Mr. Glenn, a Board Member of each Fund (except FAM Trust, Mercury Variable and MLIM Funds), and President of each Fund, and the other officers of each Fund, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of this Item with respect to each Fund.

The Board of each Fund recommends that the shareholders of that Fund vote FOR the election of the Board Member nominees.

ITEM 2:    APPROVAL OR DISAPPROVAL OF A CHARTER AMENDMENT TO PERMIT REORGANIZATION OF A FUND INTO A MASTER/FEEDER STRUCTURE

Only shareholders of Summit Cash Fund, ML Fundamental Growth, ML Retirement Reserves and ML U.S. Gov’t may vote with respect to this Item 2. Summit Cash Fund, ML Fundamental Growth, ML Retirement

Reserves and ML U.S. Gov’t are each individually referred to in this Item 2 as a “Voting Fund” and collectively referred to in this Item 2 as the “Voting Funds,” as the context requires.

The Board of each Voting Fund proposes to amend the charter of that Voting Fund. The amendment would add a provision to the charter that would permit the Board to authorize the transfer of all or substantially all of the assets of a Voting Fund to another entity known in the investment company industry as a master fund in a “master/feeder” structure without further approval by the shareholders. By voting in favor of this provision, shareholders are authorizing the Board to reorganize a Voting Fund into a master/feeder structure if the Board believes the structure is in the best interests of the Voting Fund and its shareholders. Copies of the forms of charter amendment for the applicable Voting Funds are attached to this Combined Proxy Statement as Exhibit D.

ML Fundamental Growth is the only Voting Fund that is organized as a Maryland corporation. Generally, the transfer of all or substantially all of the assets of a Maryland corporation to another entity requires the approval of the shareholders of that Maryland corporation. Maryland law permits the transfer of all or substantially all of the assets of a Maryland corporation to a wholly owned subsidiary without the approval of the corporation’s shareholders. In certain circumstances, however, the Investment Adviser may propose a master/feeder structure for ML Fundamental Growth where the master fund would not be a wholly owned subsidiary of ML Fundamental Growth immediately after the transfer of ML Fundamental Growth’s assets to the master fund. Therefore, ML Fundamental Growth is seeking shareholder approval of a charter amendment that would (i) permit a transfer of assets to a master fund in exchange for shares or other beneficial interests in that master fund, without further shareholder approval, even if such master fund is not a wholly owned subsidiary of ML Fundamental Growth, and (ii) clarify the manner in which ML Fundamental Growth will operate in a master/feeder structure. The proposed form of charter amendment is set forth in Exhibit D.

The charters governing the Voting Funds that are Massachusetts business trusts (Summit Cash Fund, ML Retirement Reserves and ML U.S. Gov’t) generally require shareholder approval before a Voting Fund transfers its assets to a master fund in order to reorganize into a master/feeder structure. Accordingly, the Voting Funds that are organized as Massachusetts business trusts are seeking shareholder approval of a charter amendment that (i) would permit each Voting Fund’s Board to authorize such a transfer of assets to a master fund in exchange for shares or other beneficial interests in that master fund without further shareholder approval and (ii) would clarify the manner in which such Voting Funds will operate in a master/feeder structure. The proposed form of charter amendment is set forth in Exhibit D.

In a master/feeder structure, a fund (the “Feeder Fund”) sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, the Feeder Fund invests all of those assets in another fund (the “Master Fund”) in return for shares of beneficial interests in that Master Fund. The Master Fund will have substantially the same investment objective and policies as the Feeder Fund. The Master Fund then invests the assets received from the Feeder Fund in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund’s portfolio (before deduction of fees and expenses).

Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund.

An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then using the proceeds to purchase shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by transferring its assets to the Master Fund in return for shares of beneficial interests in such Master Fund and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 2 by the shareholders of a Voting Fund would permit the applicable Board to convert the Voting Fund to a Feeder Fund by using either alternative discussed in the preceding sentence. It is expected that each Voting Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for shares of beneficial interests in such Master Fund.

The rights and privileges of shareholders in a Feeder Fund are substantially the same as the rights and privileges of shareholders in a stand alone fund. The main difference is that instead of owning a direct interest in the portfolio securities of the investing fund, Feeder Fund shareholders own an indirect interest in those portfolio securities through the Feeder Fund’s investment in beneficial interests in the Master Fund. Voting rights, exchange privileges, and conversion rights are generally the same, whether a shareholder owns a stand alone fund or a Feeder Fund.

The Investment Adviser believes that, generally, the larger the pool of assets, the more efficiently and cost-effectively it can be managed. Because a Master Fund may pool the assets of multiple Feeder Funds, the master/feeder structure provides an effective means of creating larger asset pools. Whether the Board of a particular Voting Fund exercises its discretionary authority to reorganize the Voting Fund into a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Voting Fund’s assets with those of other Feeder Funds. There are no current plans to effect such a conversion for any of the Voting Funds. As discussed above, the primary purpose of reorganizing into a master/feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board’s decision to convert a Voting Fund into a Feeder Fund would be based upon the Board’s determination that it would be in the best interests of both the Voting Fund and its shareholders.

Because investment advisory services are provided at the Master Fund level, a Voting Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administrator in a master/feeder structure. If a Voting Fund converts to a master/feeder fund structure, the aggregate of the administration fee paid by the Feeder Fund and the investment advisory fee paid by the Master Fund will not exceed the investment advisory fee previously paid by the Voting Fund without first obtaining approval by the shareholders. If a Voting Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Voting Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of all other Feeder Funds. If some of the Feeder Funds are larger than the Voting Fund, these other Feeder Funds would have more voting power than the Voting Fund over the operations of the Master Fund.

Shareholders of the Funds are not entitled to appraisal rights under applicable state law in connection with the master/feeder charter amendments.

See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of this Item with respect to each Voting Fund.

The Board of each Voting Fund recommends that the shareholders of that Voting Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each such Voting Fund into a master/feeder structure.

LEGAL PROCEEDINGS

In December 2001 ML Fundamental Growth acquired the assets and liabilities of Merrill Lynch Growth Fund (“Growth Fund”). In November 2000, a putative class action lawsuit was filed in Federal Court in the Middle District of Florida on behalf of Florida investors against Growth Fund, MLIM, certain present and former individual board members of Growth Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) seeking damages. The plaintiffs, trustees of and participants in two 401(k) profit sharing plans, purport to assert claims against the defendants on their own behalf and on behalf of the plans, the plans’ participants and all similarly situated shareholders who purchased Growth Fund shares in Florida. The alleged class consists of “all persons and entities who purchased or sold the Growth Fund in Florida through Merrill Lynch, or any related entity . . . at any time from November 1, 1997, up through and including April 30, 1999.” The lawsuit alleges violations of the Florida Securities and Investor Protection Act and the Florida Deceptive and Unfair Trade Practices Act. Plaintiffs allege that the defendants induced Florida investors to purchase shares of Growth Fund through untrue statements and omissions of material fact regarding the “true nature of the Fund and its holdings.” A second, nearly identical action was filed in Florida state court by one of the named plaintiffs in the federal action. Defendants removed this lawsuit to federal court pursuant to the Securities Litigation Uniform Standards Act (“SLUSA”). The federal district court denied plaintiffs’ motion to remand, consolidated the two actions and, on September 27, 2001, granted defendants’ motion to dismiss the consolidated action on the ground that plaintiffs’ claims were preempted by SLUSA. The plaintiffs have appealed the district court’s decisions. The defendants believe that the lawsuits are without merit and intend to continue to defend vigorously against the claims. MLIM has agreed to indemnify Growth Fund and ML Fundamental Growth for any liabilities or expenses they may incur in connection with this litigation.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies, at a cost of $3,500 per Fund (except for ML Variable Series and Mercury Variable, which pay $3,500 combined), plus aggregate out-of-pocket expenses of approximately $152,000.

Quorum and Vote Required

For all of the Funds, except those listed below, a quorum for the Meetings consists of holders of one-third of the outstanding shares of the applicable Fund (with all series taken together) present at the Meeting in person or by proxy. For the Funds listed below, a quorum consists of holders of a majority of the outstanding shares present in person or by proxy.

❒	ML Focus Value

❒	ML Retirement Reserves

❒	ML Short Term

❒	ML Variable Series

❒	ML World Income

Assuming a quorum is present, approval of Items 1 and 2 will require the affirmative vote of shareholders holding at least the percentage of shares indicated in the chart below. For purposes of Item 1, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Item 1. Election of Board Members	Item 2. Approval of a Charter Amendment to Permit the Reorganization of the Fund into a Master/Feeder Fund Structure

Asset Program ML Mid Cap Value	Affirmative vote of a plurality of the votes cast by all series voting together	Not Voting

Financial Institutions Trust Summit Cash Fund	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two-thirds of outstanding shares

FAM Trust Master Low Duration Master Total Return Bond	Affirmative vote by more than 50% of the total interests of the holders present of all series voting together	Not Voting

Focus Twenty Trust	Affirmative vote by more than 50% of the total interests of the holders present	Not Voting

Large Cap Trust Large Cap Growth Large Cap Value Large Cap Core	Affirmative vote by more than 50% of the total interests of the holders present of all series voting together	Not Voting

Mercury Variable Mercury International Value	Affirmative vote of a plurality of the votes cast	Not Voting

ML California Trust CA Ins. Muni Bond	Affirmative vote of a majority of the shares represented at the Meeting	Not Voting

ML Focus Twenty	Affirmative vote of a plurality of the votes cast	Not Voting

ML Focus Value	Affirmative vote of a majority of the votes cast	Not Voting

ML Fundamental Growth	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of outstanding shares

MLIM Funds ML Low Duration ML Total Return Bond	Affirmative vote of a plurality of the votes cast of all series voting together	Not Voting

Fund	Item 1. Election of Board Members	Item 2. Approval of a Charter Amendment to Permit the Reorganization of the Fund Into a Master/Feeder Fund Structure

ML Large Cap ML Large Cap Growth ML Large Cap Value ML Large Cap Core	Affirmative vote of a plurality of the votes cast of all series voting together	Not Voting

ML Multi State Trust FL Muni Bond; NJ Muni Bond; NY Muni Bond; and PA Muni Bond	Affirmative vote of a majority of the shares of each series represented at the Meeting	Not Voting

ML Retirement Trust ML Retirement Reserves	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two-thirds of the outstanding shares

ML Short Term	Affirmative vote of a majority of the shares entitled to vote	Not Voting

ML U.S. Gov’t	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two-thirds of the outstanding shares

ML Variable Series	Affirmative vote of a	Not Voting
VS American Balanced	majority of the votes cast
VS Basic Value	by all series voting
VS Core Bond	together
VS Developing Capital
VS Domestic Money Market
VS Focus Twenty
VS Fundamental Growth
VS Global Allocation
VS Global Bond

ML Variable Series (Cont.)	Affirmative vote of a majority of the votes cast by all Series voting together	Not Voting
VS Global Growth
VS Government Bond
VS High Current Income
VS Index 500
VS Large Cap Core
VS Large Cap Value
VS Natural Resources
VS Reserve Assets
VS Small Cap Value
VS Utilities and Telecommunications

ML World Income	Affirmative vote of a majority of the votes cast	Not Voting

If, by the time scheduled for a Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to take action with respect to a proposal are not received from the shareholders, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund’s shareholders.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

1)  “FOR” the election of the Fund’s Board Member nominees.

The shareholders of ML Focus Twenty, ML Large Cap and MLIM Funds will also vote in connection with the election of the Board Members of Focus Twenty Trust, Large Cap Trust and FAM Trust, respectively.

With respect to properly executed proxies submitted by the shareholders of Summit Cash Fund, ML Fundamental Growth, ML Retirement Reserves and ML U.S. Gov’t, unless instructions are marked to the contrary, the shares will be voted:

2)  “FOR” the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1) and the proposed charter amendment (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, on Item 1 and Item 2, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for Maryland corporations(1) and for Mercury Variable. Abstentions and broker non-votes will have the same effect as a vote against Item 1 for Delaware business trusts(2) and for Massachusetts business trusts(3) except Mercury Variable and a vote against Item 2.

(1)	Asset Program, ML Focus Twenty, ML Focus Value, ML Fundamental Growth, MLIM Funds, ML Large Cap, ML Short Term, ML Variable Series and ML World Income.
(2)	FAM Trust, Focus Twenty Trust and Large Cap Trust.
(3)	Financial Institutions Trust, ML California Trust, ML Multi-State Trust, ML Retirement Trust and ML U.S. Gov’t.
Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) all other audit related services provided to the Fund; and (iii) all other non-audit services provided to the Investment Adviser, and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. For each Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, its Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of non-audit services under clauses (ii) and (iii) are compatible with maintaining the independence of the independent auditors. The independent auditors for each Fund are either Deloitte & Touche LLP (“D&T”) or Ernst & Young LLP (“E&Y”), as indicated below. Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

Fund	Independent Auditors	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees	Fiscal Year End
Asset Program[1]	D&T	$29,000	$21,600	$5,370,200	1/31/01
Financial Institutions Trust	D&T	None	None	None	5/31/01
Summit Cash Fund	D&T	$24,500	$9,200	$5,370,200	5/31/01
FAM Trust	E&Y	None	None	None	6/30/01
Master Low Duration	E&Y	$20,000	$5,000	None	6/30/01
Master Total Return Bond	E&Y	$17,000	$5,000	None	6/30/01
Focus Twenty Trust	D&T	$33,200	$7,000	$5,370,200	11/30/01
Large Cap Trust[1]	D&T	$87,600	$21,000	$5,370,200	10/31/01
Mercury Variable	E&Y	$22,000	$4,000	None	12/31/01
ML California Trust	D&T	None	None	None	8/31/01
CA Ins. Muni Bond	D&T	$29,700	$31,350	$5,370,200	8/31/01
ML Focus Twenty	D&T	$7,200	$7,200	$5,370,200	11/30/01
ML Focus Value	D&T	$37,100	$7,200	$5,370,200	7/31/01
ML Fundamental Growth	E&Y	$52,500	$4,620	None	8/31/01
MLIM Funds	E&Y	None	None	None	6/30/01
ML Low Duration	E&Y	$6,500	$4,000	None	6/30/01
ML Total Return Bond	E&Y	$6,500	$4,000	None	6/30/01
ML Large Cap[1]	D&T	$21,600	$21,600	$5,370,200	10/31/01
ML Multi-State Trust	D&T	None	None	None	7/31/01
FL Muni Bond	D&T	$30,950	$6,600	$5,370,200	7/31/01
NJ Muni Bond	D&T	$29,950	$6,600	$5,370,200	7/31/01
NY Muni Bond	D&T	$29,700	$6,600	$5,370,200	9/30/01
PA Muni Bond	D&T	$29,250	$6,600	$5,370,200	7/31/01
ML Retirement Trust	D&T	None	None	None	10/31/01
ML Retirement Reserves	D&T	$30,600	$6,600	$5,370,200	10/31/01
ML Short Term	D&T	$28,900	$25,050	$5,370,200	5/31/01
ML U.S. Gov’t	D&T	$60,800	$7,200	$5,370,200	8/31/01
ML Variable Series	D&T	None	None	None	12/31/01
VS American Balanced	D&T	$16,600	$24,450	$5,370,200	12/31/01
VS Basic Value	D&T	$46,600	$6,600	$5,370,200	12/31/01
VS Core Bond	D&T	$16,600	$6,600	$5,370,200	12/31/01
VS Developing Capital	D&T	$16,100	$6,600	$5,370,200	12/31/01
VS Domestic Money Market	D&T	$22,100	$6,600	$5,370,200	12/31/01
VS Focus Twenty	D&T	$14,600	$6,600	$5,370,200	12/31/01
VS Fundamental Growth	D&T	$14,600	$6,600	$5,370,200	12/31/01
VS Global Allocation	D&T	$44,000	$6,600	$5,370,200	12/31/01
VS Global Bond	D&T	$11,100	$6,600	$5,370,200	12/31/01
VS Global Growth	D&T	$33,000	$6,600	$5,370,200	12/31/01
VS Government Bond	D&T	$16,600	$6,600	$5,370,200	12/31/01

Fund	Independent Auditors	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees	Fiscal Year End
VS High Current Income	D&T	$22,000	$6,600	$5,370,200	12/31/01
VS Index 500	D&T	$33,000	$6,600	$5,370,200	12/31/01
VS Large Cap Core	D&T	$32,900	$6,600	$5,370,200	12/31/01
VS Large Cap Value	D&T	$28,200	$6,600	$5,370,200	12/31/01
VS Natural Resources	D&T	$5,600	$6,600	$5,370,200	12/31/01
VS Reserve Assets	D&T	$5,600	$6,600	$5,370,200	12/31/01
VS Small Cap Value	D&T	$22,100	$6,600	$5,370,200	12/31/01
VS Utilities and Telecommunications	D&T	$16,600	$6,600	$5,370,200	12/31/01
ML World Income	D&T	$49,000	$7,200	$5,370,200	12/31/01

[1]	Amounts shown include fees charged to each individual series.

Address of Investment Adviser

The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-995-6526.

Shareholders’ Meetings

The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a shareholders’ meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The by-laws of Asset Program, ML Fundamental Growth and ML Short Term provide that a shareholders’ meeting may be called for any purpose by a majority of the Board Members, the President, or on the written request of the shareholders of at least 10% of the outstanding shares entitled to vote at such meeting. The by-laws of ML Focus Value, ML Variable Series and ML World Income provide that a shareholders’ meeting may be called at any time by a majority of the Board Members, the President, or on the written request of the holders of at least 25% of the outstanding shares entitled to vote at such meeting.

The charter of Focus Twenty Trust provides that a shareholders’ meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders holding, in the aggregate, not less than 10% of the interests of the Trust. The charters of Large Cap Trust and FAM Trust provide that a shareholders’ meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders holding, in the aggregate, not less than 10% of the interests of a series (if the meeting relates solely to that series), or not less than 10% of the interests of the Trust (if the meeting relates to the Trust and not solely to a particular series). The by-laws of MLIM Funds, ML Focus Twenty, and ML Large Cap provide that a shareholders meeting may be called at any time by a majority of the Board Members, the President, or on written request of at least a majority of the holders of the outstanding shares of capital stock entitled to vote at such meeting. The charters of ML California Trust,

ML Multi-State Trust, ML Retirement Trust, ML U.S. Gov’t and Financial Institutions Trust provide that a shareholders’ meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders of any series holding in the aggregate not less than 10% of the outstanding shares of such series or shares, as applicable, having voting rights. The charter of Mercury Variable provides that a shareholders’ meeting may be called by the Chairman of the Board, the President or the Board Members and shall be called by the Secretary when requested to do so in writing by shareholders holding not less than 10% of entire number of shares then outstanding for matters requiring a shareholder vote. The by-laws of Mercury Variable also provide that, for all matters that do not require a shareholder vote, a shareholders’ meeting may be called in the same manner upon receipt of the request in writing signed by shareholders holding not less than one-third of the entire number of shares issued and outstanding and entitled to vote.

Shareholder Proposals

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board Members’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By	Order of the Boards of Directors/Trustees

AL	ICE A. PELLEGRINO
Secretary of Master Large Cap Series Trust, Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch California Municipal Series Trust and Merrill Lynch Multi-State Municipal Series Trust

RO	BERT HARRIS
Secretary of Financial Institutions Series Trust and Merrill Lynch World Income Fund, Inc.

SU	SAN B. BAKER
Secretary of Master Focus Twenty Trust and Merrill Lynch Focus Twenty Fund, Inc.

AL	LAN J. OSTER
Secretary of The Asset Program, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.

PH	ILLIP S. GILLESPIE

Secretary of Fund Asset Management Master Trust, Mercury HW Variable Trust, Merrill Lynch Investment Managers Funds, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Short Term U.S. Government Fund, Inc. and Merrill Lynch U.S. Government Mortgage Fund

Dated: February 11, 2002

EXHIBIT A

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Fiscal Year End		State of Organization	Meeting Time
Asset Program*	1/31		MD	9:00	a.m.
Financial Institutions Trust**	5/31		MA	9:20
FAM Trust***	6/30		DEL	9:40
Focus Twenty Trust	11/30		DEL	10:00
Large Cap Trust†	10/31		DEL	10:20
ML California Trust†††	8/31		MA	10:40
ML Focus Twenty	11/30		MD	11:00
ML Focus Value	7/31		MD	11:20
ML Fundamental Growth	8/31		MD	11:40
MLIM Funds‡	6/30		MD	12:00	p.m.
ML Large Cap‡‡	10/31		MD	12:20
ML Multi-State Trust‡‡‡	7/31	#	MA	12:40
ML Retirement Trust##	10/31		MA	1:00
ML Short Term	5/31		MD	1:20
ML U.S. Gov’t	8/31		MA	1:40
ML Variable Series###	12/31		MD	2:00
ML World Income	12/31		MD	2:20
Mercury Variable††	12/31		MA	2:40

*	Consists of three series, one of which is solicited by this Combined Proxy Statement: ML Mid Cap Value.
**	Consists of one series: Summit Cash Fund.
***	Consists of two series: Master Low Duration and Master Total Return Bond.
†	Consists of three series: Large Cap Growth; Large Cap Value; and Large Cap Core.
††	Consists of one series: Mercury International Value.
†††	Consists of one series: CA Ins Muni Bond.
‡	Consists of two series: ML Low Duration and ML Total Return Bond.
‡‡	Consists of three series: ML Large Cap Growth; ML Large Cap Value; and ML Large Cap Core.
‡‡‡	Consists of thirteen series, four of which are solicited by this Combined Proxy Statement; FL Muni Bond; NJ Muni Bond; NY Muni Bond; and PA Muni Bond.
#	For all series of ML Multi-State Trust except NY Muni Bond, which has a fiscal year end of 9/30.
##	Consists of one series: ML Retirement Reserves.
###
Consists of nineteen series: VS American Balanced; VS Basic Value; VS Core Bond; VS Developing Capital; VS Domestic Money Market; VS Focus Twenty; VS Fundamental Growth; VS Global Allocation; VS Global Bond; VS Global Growth; VS Government Bond; VS High Current Income; VS Index 500; VS Large Cap Core; VS Large Cap Value; VS Natural Resources; VS Reserve Assets; VS Small Cap Value; and VS Utilities and Telecommunications.

Fund	Shares Outstanding as of the Record Date

The Asset Program
ML Mid Cap Value	20,189,762

Financial Institutions Trust
Summit Cash Fund	240,669,288

Mercury Variable
Mercury International Value	35,772,900

ML California Trust
CA Ins. Muni Bond	42,380,936

ML Focus Twenty	204,197,449

ML Focus Value	40,942,204

ML Fundamental Growth	385,634,941

MLIM Funds
ML Low Duration	10,537,411
ML Total Return Bond	1,991,026

ML Large Cap
ML Large Cap Growth	20,527,286
ML Large Cap Value	32,552,754
ML Large Cap Core	51,371,140

ML Multi-State Trust
FL Muni Bond	15,846,036
NJ Muni Bond	12,058,596
NY Muni Bond	24,716,616
PA Muni Bond	8,344,437

ML Retirement Trust
ML Retirement Reserves	7,466,146,016

ML Short Term	20,858,855

ML U.S. Gov’t	169,156,731

ML Variable Series
VS American Balanced	11,411,724
VS Basic Value	100,992,119
VS Core Bond	55,962,582
VS Developing Capital	5,263,762
VS Domestic Money Market	562,007,143
VS Focus Twenty	4,230,931
VS Fundamental Growth	22,040,543
VS Global Allocation	43,266,469
VS Global Bond	3,427,501
VS Global Growth	14,118,334
VS Government Bond	45,167,419
VS High Current Income	48,851,656
VS Index 500	33,161,522
VS Large Cap Core	25,065,214
VS Large Cap Value	1,681,868

Fund	Shares Outstanding as of the Record Date
VS Natural Resources	954,180
VS Reserve Assets	14,825,070
VS Small Cap Value	31,009,357
VS Utilities and Telecommunications	8,717,005

ML World Income	25,452,314

Except as set forth below, to the knowledge of the applicable Fund, as of the Record Date, no person is a beneficial owner of five percent or more of the shares of any Fund or any series, as applicable.

	Name and Address* of Beneficial Owner	Number of Shares Beneficially Owned as of the Record Date
Fund/Series		Number	Percent of Total
ML Total Return Bond	Henry A. Schimberg c/o Rachel Duggan	706,706	35.49%

*	The address for the shareholder listed above is c/o Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, 08536.

EXHIBIT B

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in Exhibit A and in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO BOARD MEMBER NOMINEES

Biographical Information

Certain biographical and other information relating to the Board Member nominee who is an “interested person,” as defined in the Investment Company Act, of each Fund, is set forth below:

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)* P.O. Box 9011 Princeton, New Jersey 08543-9011	Director/Trustee and President(2)
Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of Fund Asset Management, L.P. (“FAM”) and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
			133 registered investment companies consisting of 196 portfolios	None

*
Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser (“MLIM/FAM-advised Funds”). Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

(1)	For information as to term of office and length of time served on each Board, see table immediately following this chart.
(2)
Mr. Glenn was elected President of each Fund (other than FAM Trust, MLIM Funds and Mercury Variable) in 1999. He was elected President of FAM Trust, MLIM Funds and Mercury Variable in 2001. Prior to being elected President he served as Executive Vice President of each Fund (other than FAM Trust, MLIM Funds and Mercury Variable). Mr. Glenn is currently a Board Member of each Fund except FAM Trust, MLIM Funds and Mercury Variable.

Certain biographical and other information relating to the Board Member nominees who are not “interested persons,” as defined in the Investment Company Act, of the Funds is set forth below:

Name, Address and Age of Board Member Nominees	Position(s) Held with Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
James H. Bodurtha (57)* 36 Popponesset Road Cotuit, Massachusetts 02635	Director/ Trustee
Director and Executive Vice President, The China Business Group, Inc. since 1995; Director, The Cahoon Museum of American Art since 1999; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.
			33 registered investment companies consisting of 37 portfolios	None

Joe Grills (66)* P.O. Box 98 Rapidan, Virginia 22733	Director/ Trustee
Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
			20 registered investment companies consisting of 49 portfolios	Kimco Realty Corporation

Name, Address and Age of Board Member Nominees	Position(s) Held with Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Herbert I. London (62)* Washington Square Village New York, New York 10012	Director/ Trustee
John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.
			33 registered investment companies consisting of 37 portfolios	None

André F. Perold (49)* Morgan Hall Soldiers Field Boston, Massachusetts 02163	Director/ Trustee
Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund since 1989; Director, Sanlam Limited and Sanlam Life since 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com since 2000; Director, Quantec Limited 1991 to 1999.
			33 registered investment companies consisting of 37 portfolios	None

Roberta Cooper Ramo (58)* P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Director/ Trustee
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.
			33 registered investment companies consisting of 37 portfolios	None

Name, Address and Age of Board Member Nominees	Position(s) Held with Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Robert S. Salomon, Jr. (64)* 106 Dolphin Cove Quay Stamford, Connecticut 06902	Director/ Trustee
Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.
			16 registered investment companies consisting of 36 portfolios	None

Melvin R. Seiden (71)* 780 Third Avenue, Suite 2502, New York, New York 10017	Director/ Trustee	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	16 registered investment companies consisting of 36 portfolios	None

Stephen B. Swensrud (68)* 88 Broad Street, 2nd Floor, Boston, Massachusetts 02110	Director/ Trustee
Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.
			42 registered investment companies consisting of 87 portfolios	None

*
Each of the Board Member nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Audit and Nominating Committee of each Fund for which he or she currently serves as a Board Member and will be a member of the Audit and Nominating Committee of each Fund to which he or she is elected a Board Member.

(1)	For information as to term of office and length of time served on the Board, see table immediately following this chart.

Set forth below is the year in which each nominee became a Board Member for the Funds on whose Board he or she currently serves.

Fund	Bodurtha	Glenn	Grills	London	Perold	Ramo	Salomon	Seiden	Swensrud
Asset Program	n/a	1999	1994	n/a	n/a	n/a	1995	1994	1994
Financial Institutions Trust	n/a	1999	1994	n/a	n/a	n/a	1996	1982	1984
FAM Trust	n/a	n/a	2000	n/a	n/a	n/a	n/a	n/a	n/a
Focus Twenty Trust	2000	2000	n/a	2000	2000	2000	n/a	n/a	n/a
Large Cap Trust	1999	1999	n/a	1999	1999	2000	n/a	n/a	n/a
Mercury Variable	n/a	n/a	1997	n/a	n/a	n/a	n/a	n/a	n/a
ML California Trust	1995	1999	n/a	1987	1985	2000	n/a	n/a	n/a
ML Fundamental Growth	n/a	1999	1994	n/a	n/a	n/a	1995	1992	1992
ML Focus Twenty	2000	2000	n/a	2000	2000	2000	n/a	n/a	n/a
ML Focus Value	n/a	1999	1993	n/a	n/a	n/a	1996	1982	1984
MLIM Funds	n/a	n/a	2000	n/a	n/a	n/a	n/a	n/a	n/a
ML Large Cap	1999	1999	n/a	1999	1999	1999	n/a	n/a	n/a
ML Multi-State Trust	1995	1999	n/a	1987	1985	2000	n/a	n/a	n/a
ML Retirement Trust	n/a	1999	1994	n/a	n/a	n/a	1996	1982	1984
ML Short Term	n/a	1999	1994	n/a	n/a	n/a	1996	1991	1991
ML U.S. Gov’t	n/a	1999	1994	n/a	n/a	n/a	1996	1984	1984
ML Variable Series	n/a	1999	1994	n/a	n/a	n/a	1997	1982	1984
ML World Income	1995	1999	n/a	1988	1988	2000	n/a	n/a	n/a

Ownership of Shares

Information relating to the share ownership by the Board Member nominees as of the Record Date is set forth in the chart below. Ms. Ramo and Messrs. Salomon, Seiden and Swensrud own no shares of the Funds as of the Record Date.

Nominee	Fund/Series and Class	No. of Shares Held
Terry K. Glenn*	Mercury International Value/Class A	2,147
	ML Focus Twenty/Class A	5,574
	ML Focus Value/Class A	4,810
	ML Fundamental Growth/Class A	3,219
	ML Fundamental Growth/Class D	7,647
	ML Mid Cap Value/Class A	3,148
	VS Basic Value/Class A	15,321
	VS Developing Capital/Class A	3,271
James H. Bodurtha	ML Focus Twenty/Class A	5,706
	ML Fundamental Growth/Class A	663
	ML Large Cap Core/Class A	1,556
	ML Large Cap Growth/Class A	2,638
Joe Grills	ML Focus Twenty/Class A	1,341
	ML Focus Value/Class A	2,305
	ML Focus Value/Class A	4,932
	ML Large Cap Growth/Class A	2,248
	ML Retirement Reserves	18,778
Herbert I. London	ML Focus Twenty/Class A	568
	ML Large Cap Growth/Class A	794
	NY Muni Bond/Class A	3,652
	ML World Income/Class A	4,040
André F. Perold	ML World Income/Class A	37,632

*	Mr. Glenn is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Investment Company Act.

Name of Board Member Nominee
Aggregate Dollar Range of Equity in Each Fund	Bodurtha	Glenn*	Grills	London
Asset Program
ML Mid Cap Value	—	—	—	—
Financial Institutions Trust
Summit Cash Fund	—	—	—	—
Mercury Variable
Mercury International Value	—	$10,001-$50,000	—	—
ML California Trust
CA Ins. Muni Bond	—	—	—	—
ML Fundamental Growth	$10,001-$50,000	Over $100,000	—	$10,001-$50,000
ML Focus Twenty	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000
ML Focus Value	—	$50,001-$100,000	$50,001-$100,000	—
MLIM Funds
ML Low Duration	—	—	—	—
ML Total Return Bond	—	—	—	—
ML Large Cap
ML Large Cap Growth	$10,001-$50,000	—	$10,001-$50,000	$1-$10,000
ML Large Cap Value	—	—	—	—
ML Large Cap Core	$10,001-$50,000	—	—	—
ML Multi-State Trust
FL Muni Bond	—	—	—	—
NJ Muni Bond	—	—	—	—
NY Muni Bond	—	—	—	$10,001-$50,000
PA Muni Bond	—	—	—	—
ML Retirement Trust
ML Retirement Reserves	—	—	$50,001-$100,000	—
ML Short Term	—	—	—	—
ML U.S. Gov’t	—	—	—	—
ML Variable Series
VS American Balanced	—	—	—	—
VS Balanced Capital	—	—	—	—
VS Basic Value	—	Over $100,000	—	—
VS Developing Capital	—	$10,001-$50,000	—	—
VS Domestic Money Market	—	—	—	—
VS Focus Twenty	—	—	—	—
VS Fundamental Growth	—	—	—	—
VS Global Bond	—	—	—	—
VS Global Growth	—	—	—	—
VS Global Strategy	—	—	—	—
VS Government Bond	—	—	—	—
VS High Current Income	—	—	—	—
VS Index 500	—	—	—	—
VS International Equity	—	—	—	—
VS Natural Resources	—	—	—	—
VS Prime Bond	—	—	—	—
VS Quality Equity	—	—	—	—
VS Reserve Assets	—	—	—	—
VS Small Cap Value	—	—	—	—
VS Utilities and Telecommunications	—	—	—	—
ML World Income	—	$1-$10,000	—	$10,001-$50,000
Aggregate Dollar Range of Securities in All Registered Funds Overseen by Nominee in Merrill Lynch Family of Funds	$50,001-$100,000	Over $100,000	Over $100,000	$50,001-$100,000

*	Mr. Glenn is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Investment Company Act.

Name of Board Member Nominee
Aggregate Dollar Range of Equity in Each Fund	Perold	Ramo	Salomon	Seiden	Swensrud
Asset Program
ML Mid Cap Value	—	—	—	—	—
Financial Institutions Trust
Summit Cash Fund	—	—	—	—	—
Mercury Variable
ML California Trust
CA Ins. Muni Bond	—	—	—	—	—
ML Fundamental Growth	—	—	—	—	—
ML Focus Twenty	—	—	—	—	—
ML Focus Value	—	—	—	—	—
MLIM Funds
ML Low Duration	—	—	—	—	—
ML Total Return Bond	—	—	—	—	—
ML Large Cap
ML Large Cap Growth	—	—	—	—	—
ML Large Cap Value	—	—	—	—	—
ML Large Cap Core	—	—	—	—	—
ML Multi-State Trust
FL Muni Bond	—	—	—	—	—
NJ Muni Bond	—	—	—	—	—
NY Muni Bond	—	—	—	—	—
PA Muni Bond	—	—	—	—	—
ML Retirement Trust
ML Retirement Reserves	—	—	—	—	—
ML Short Term	—	—	—	—	—
ML U.S. Gov’t	—	—	—	—	—
ML Variable Series
VS American Balanced	—	—	—	—	—
VS Balanced Capital	—	—	—	—	—
VS Basic Value	—	—	—	—	—
VS Developing Capital	—	—	—	—	—
VS Domestic Money Market	—	—	—	—	—
VS Focus Twenty	—	—	—	—	—
VS Fundamental Growth	—	—	—	—	—
VS Global Bond	—	—	—	—	—
VS Global Growth	—	—	—	—	—
VS Global Strategy	—	—	—	—	—
VS Government Bond	—	—	—	—	—
VS High Current Income	—	—	—	—	—
VS Index 500	—	—	—	—	—
VS International Equity	—	—	—	—	—
VS Natural Resources	—	—	—	—	—
VS Prime Bond	—	—	—	—	—
VS Quality Equity	—	—	—	—	—
VS Reserve Assets	—	—	—	—	—
VS Small Cap Value	—	—	—	—	—
VS Utilities and Telecommunications	—	—	—	—	—
ML World Income	Over $100,000	—	—	—	—
Aggregate Dollar Range of Securities in All Registered Funds Overseen by Nominee in Merrill Lynch Family of Funds	Over $100,000	—	—	$1-$10,000	—

Board and Committee Meetings

Set forth in the table below is information regarding meetings of the Board and the Audit and Nominating Committee (the “Committee”) held, and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund’s most recently completed fiscal year. Feeder Funds are not allocated any portion of the compensation paid to non-affiliated Board Members. All compensation is allocated to the corresponding Master Trust.

	Board			Audit
Fund	Number of Meetings Held[1]	Annual Fee	Per Meeting Fee[2]	Number of Meetings Held[1]	Annual Fee	Per Meeting Fee[2]	Aggregate Fees and Expenses
Asset Program[3]	9	$756	$243	4	$756	$243	$20,935
Financial Institutions Trust	9	$2,200	$450	4	$2,200	$450	$29,506
FAM Trust[4]	7	$2,924	$780	3	N/A	N/A	$24,795
Focus Twenty Trust[5]	12	$6,322	$244	4	N/A	$121	$38,219
Large Cap Trust[2]	11	$6,650	$735	4	N/A	$363	$57,174
Mercury Variable[4]	8	$5,942	$3,000	5	N/A	N/A	$18,367
ML California Trust[5]	4	$3,637	$234	4	N/A	$115	$23,975
ML Fundamental Growth	10	$8,500	$1,000	4	$8,500	$1,000	$100,340
ML Focus Value[5]	9	$2,000	$500	4	$2,000	$500	$40,554
ML Multi-State Trust[5]	9	$5,620	$943	4	N/A	$469	$53,482
ML Retirement Trust	9	$6,000	$1,000	4	$6,000	$1,000	$100,401
ML Short Term	9	$1,500	$250	4	$1,500	$250	$25,406
ML U.S. Gov’t	10	$4,000	$1,000	4	$4,000	$1,000	$79,240
ML Variable Series	4	$13,800	$2,800	4	$13,800	$2,800	$127,600
ML World Income[5]	12	$1,414	$257	4	N/A	$127	$13,580

[1]	Includes telephonic meetings.
[2]	The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings.
[3]	This amount reflects annual board meeting fee, per meeting fee and annual fee for ML Mid Cap Value.
[4]
Each non-affiliated Board Member of this Fund receives (a) an aggregate annual retainer of $18,000 for his or her services to certain MLIM/FAM-advised funds and (b) annual per meeting fees aggregating of $18,000. The portion of the annual retainer and per meeting fees allocated to each such MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund.

[5]
Each non-affiliated Board Member of this Fund receives (a) an aggregate annual retainer of $100,000 for his or her service to certain MLIM/FAM-advised funds and (b) annual per meeting fees aggregating $60,000 for service to these MLIM/FAM-advised funds. The portion of the annual retainer allocated to each such MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund; the per meeting fees are allocated equally among those funds for which the non-affiliated Board Member serves as a Board Member.

Compensation of Board Members

Set forth in the table below is information regarding compensation for serving as a Board Member paid by each Fund to the non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Compensation Paid by Each Fund[1]
Fund	Bodurtha	Grills	London	Perold	Ramo	Salomon	Seiden	Swensrud
Asset Program[2]	N/A	$2,749	N/A	N/A	N/A	$2,749	$2,749	$2,749
Financial Institutions Trust	N/A	$5,800	N/A	N/A	N/A	$5,800	$5,800	$5,800
FAM Trust[3]	N/A	$6,735	N/A	N/A	N/A	N/A	N/A	N/A
Focus Twenty Trust[3]	$7,783	N/A	$7,783	$7,783	$8,193	N/A	N/A	N/A
Large Cap Trust[3]	$11,032	N/A	$11,032	$11,032	$12,259	N/A	N/A	N/A
Mercury Variable	N/A	$11,884	N/A	N/A	N/A	N/A	N/A	N/A
ML California Trust	$5,033	N/A	$5,033	$5,033	$3,505	N/A	N/A	N/A
ML Fundamental Growth	N/A	$20,000	N/A	N/A	N/A	$20,000	$20,000	$20,000
ML Focus Value	N/A	$8,000	N/A	N/A	N/A	$8,000	$8,000	$8,000
ML Multi-State Trust[4]	$11,269	N/A	$11,269	$11,269	$7,593	N/A	N/A	N/A
ML Retirement Trust	N/A	$20,000	N/A	N/A	N/A	$20,000	$20,000	$20,000
ML Short Term	N/A	$5,000	N/A	N/A	N/A	$5,000	$5,000	$5,000
ML U.S. Gov’t	N/A	$15,500	N/A	N/A	N/A	$15,500	$15,500	$15,500
ML Variable Series	N/A	$50,000	N/A	N/A	N/A	$50,000	$50,000	$50,000
ML World Income	$2,950	N/A	$2,950	$2,950	$2,950	N/A	N/A	N/A

1	No pension or retirement benefits are accrued as part of Fund expenses.
2	This amount reflects total amount paid by ML Mid Cap Value.
3	Feeder funds are not allocated any portion of the compensation paid to non-affiliated Board Members. All compensation is allocated to the corresponding Master Trust.
4	This amount is the aggregate amount paid by FL Muni Bond, NJ Muni Bond, NY Muni Bond and PA Muni Bond.

Set forth in the table below is information regarding the aggregate compensation paid by all MLIM/FAM-advised funds to the non-affiliated Board Members for the year ended December 31, 2001.

Name	Aggregate Compensation Paid to Board Members by MLIM/FAM-Advised Funds
James H. Bodurtha	$160,000
Joe Grills	$259,500
Herbert I. London	$160,000
André F. Perold	$160,000
Roberta Cooper Ramo	$160,000
Robert S. Salomon	$222,000
Melvin R. Seiden	$222,000
Stephen B. Swensrud	$406,083

Set forth in the table below is information regarding the estimated aggregate compensation to be paid by each Fund to the non-affiliated Board Members for a 12-month period, assuming (a) the election of all nominees as Board Members, (b) that each Fund holds four Board meetings and four Committee meetings and (c) that each Board Member attends each such meeting in person.

Fund	Aggregate Estimated Annual Fees
Asset Program	$40,000
Financial Institutions Trust	$40,000
FAM Trust	$30,000	(1)
Focus Twenty Trust	$43,000	(1)
Large Cap Trust	$57,000	(1)
Mercury Variable	$54,000
ML California Trust	$27,000
ML Fundamental Growth	$125,000
ML Focus Value	$40,000
ML Multi-State Trust	$60,000	(2)
ML Retirement Trust	$100,000
ML Short Term	$25,000
ML U.S. Gov’t	$80,000
ML Variable Series	$250,000
ML World Income	$15,000

(1)	Feeder funds are not allocated any portion of the compensation paid to non-affiliated Board Members. All compensation is allocated to the corresponding Master Trust.
(2)	This amount is the estimated aggregate annual fees to be paid by FL Muni Bond, NJ Muni Bond, NY Muni Bond and PA Muni Bond.

EXHIBIT C

INFORMATION PERTAINING TO OFFICERS

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

Certain biographical and other information relating to the officers of each Fund is set forth below:

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Christopher G. Ayoub (45)	Senior Vice President of ML Variable Series	Senior Vice President since 1999	Senior Vice President First Vice President of MLIM since 1997; Vice President of MLIM from 1985 to 1997.	1 registered investment companies consisting of 3 portfolios	None

Susan B. Baker (43)	Secretary of Master Focus Twenty Master Mid Cap ML Focus Twenty	Secretary since 2000 2000 2000	Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM from 1993 to 1999; Attorney associated with MLIM since 1987.	2 registered investment companies consisting of 2 portfolios	None

R. Elise Baum (41)	Senior Vice President Asset Program ML Variable Series	Senior Vice President since 2000 2001	First Vice President of MLIM since 1999; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997.	2 registered investment companies consisting of 4 portfolios	None

Donaldo S. Benito (56)	Vice President ML Retirement Trust	Vice President since 2002	Vice President of MLIM since 1985	3 registered investment companies consisting of 3 portfolios	None

Donald C. Burke (41)
Vice President/ Treasurer
Asset Program
Financial Institutions Trust
FAM Trust
Focus Twenty Trust
Mercury Variable
ML Focus Twenty
ML Variable Series
Large Cap Trust
ML Large Cap
ML California Trust
ML Fundamental Growth
ML Focus Value
MLIM Funds
ML Multi-State Trust
ML Retirement Trust
ML Short Term
ML U.S. Gov’t
ML World Income

Vice President/ Treasurer since
1994/1999
1996/1999
2000/2000
2000/2000
2000/2000
2000/2000
1999/1999
1999/1999
2000/2000
1993/1999
1993/1999
2000/2000
2000/2000
1993/1999
1994/1999
1993/1999
1993/1999
1993/1999

First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
				133 registered investment companies consisting of 196 portfolios	None

Walter Cuje (42)	Senior Vice President ML Variable Series	Senior Vice President since 2001	First Vice President of MLIM since 1997; Associate Portfolio Manager of MLIM since 1993; Vice President of MLIM from 1991 to 1997.	1 registered investment company consisting of 3 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Robert C. Doll (47)	Senior Vice President Asset Program Focus Twenty Trust ML Focus Twenty Large Cap Trust ML Large Cap ML Fundamental Growth ML Focus Value ML Variable Series	Senior Vice President since 1999 2000 2000 1999 1999 1999 1999 2000
President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM and MLIM from 2000 to 2002 ; Director of Princeton Services since 1999; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.
				51 registered investment companies consisting of 71 portfolios	None

Gareth Fielding (38)	Senior Vice President ML Variable Series	Senior Vice President since 2001	Director (Global Fixed Income) of MLIM since 1998; Senior Portfolio Manager, J.P. Morgan from 1991 to 1998.	1 registered investment company consisting of 1 portfolio	None

Lawrence R. Fuller (60)	Senior Vice President Asset Program ML Fundamental Growth ML Variable Series	Senior Vice President since 1998 1992 2000	First Vice President of MLIM since 1997; Vice President of MLIM from 1992 to 1997.	6 registered investment companies consisting of 7 portfolios	None

Linda J. Gardner (38)	Vice President Large Cap Trust ML Large Cap	Vice President since 1999 1999	Vice President and Chief Administrative Officer, Equities, of FAM since 1999; Manager of Equity Administration of OppenheimerFunds from 1991 to 1999.	3 registered investment companies consisting of 3 portfolios	None

Teresa Giacino (38)	Vice President Asset Program	Vice President since 2001	Vice President of MLIM since 1992.	1 registered investment company consisting of 1 portfolio	None

Phillip S. Gillespie (38)	Secretary FAM Trust Mercury Variable MLIM Funds ML Retirement Trust ML Short Term ML U.S. Gov’t	Secretary since 2001 2001 2001 2000 2000 2000
First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.
				30 registered investment companies consisting of 62 portfolios	None

Michael S. Hahn (34)	Vice President Focus Twenty Trust ML Focus Twenty	Vice President since 2000 2000
Associate Portfolio Manager of Master Mid Cap and MLIM since 1999; portfolio manager and analyst for the PGHG family of mutual funds from 1996 to 1999; assistant portfolio manager for First Maryland Bancorp from 1994 to 1996.
				3 registered investment companies consisting of 3 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships

Robert Harris (50)	Secretary Financial Institutions Trust ML World Income	Secretary since 1984 1999	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Secretary of FAMD since 1982.	4 registered investment companies consisting of 6 portfolios	None

Jeffrey B. Hewson (50)	Vice President ML Short Term Senior Vice President ML U.S. Gov’t	Vice President since 1991 Senior Vice President since 2000	Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIM from 1989 to 1998; Portfolio Manager of MLIM since 1985.	2 registered investment companies consisting of 3 portfolios	None

Bryan N. Ison (45)	Senior Vice President ML Variable Series	Senior Vice President since 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1985 to 1997.	2 registered investment company consisting of 3 portfolios	None

Kenneth A. Jacob (50)	Senior Vice President ML California Trust ML Multi-State Trust	Senior Vice President since 2001 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	47 registered investment companies consisting of 50 portfolios	None

Philip E. Laverson (32)	Vice President Large Cap Trust ML Large Cap	Vice President since 2000 2000	Vice President of FAM and MLIM since 2000; Vice President of Investment Strategy and Economics at Prudential Securities from 1995 to 2000.	3 registered investment companies consisting of 3 portfolios	None

John Loffredo (38)	Senior Vice President ML California Trust ML Multi-State Trust	Senior Vice President since 2001 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1991 to 1997.	47 registered investment companies consisting of 50 portfolios	None

Theodore J. Magnani (39)	Vice President ML Short Term	Vice President since 1992	Vice President of MLIM since 1992; Portfolio Manager of MLIM since 1990.	2 registered investment companies consisting of 2 portfolios	None

Robert J. Martorelli (44)	Senior Vice President ML Focus Value ML Variable Series	Senior Vice President since 1998 2001	First Vice President of FAM and MLIM since 1997; Portfolio Manager of MLIM since 1987.	4 registered investment companies consisting of 4 portfolios	None

Kevin J. McKenna (44)	Senior Vice President Financial Institutions Trust ML Retirement Trust ML Variable Series	Senior Vice President since 1996 1997 2000	First Vice President of MLIM since 1997; Vice President of MLIM from 1985 to 1997.	4 registered investment companies consisting of 4 Portfolios	None

Richard Mejzak (33)	Vice President Financial Institutions Trust	Vice President since 2001	Vice President of MLIM since 1995; employed by MLIM since 1990.	5 registered investment companies consisting of 5 portfolios	None

Robert F. Murray (43)	Senior Vice President ML Variable Series	Senior Vice President since 1998	Vice President of MLIM since 1993; Employed by MLIM since 1989.	6 registered investment companies consisting of 7 portfolios	None

Walter O’Connor (40)	Vice President ML California Trust	Vice President since 1998	Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997.	4 registered investment companies consisting of 4 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Allan J. Oster (38)	Secretary Asset Program ML Focus Value ML Fundamental Growth ML Variable Series	Secretary since 2000 2000 2000 1999
Director (Legal Advisory) of MLIM since 2002; Vice President (Legal Advisory) of MLIM from 2000 to 2002; Attorney with FAM and MLIM from 1999 to 2000; Associate with Drinker, Biddle & Reath LLP from 1996 to 1999; Senior Counsel with the U.S. Securities and Exchange Commission from 1991 to 1996.
				6 registered investment companies consisting of 30 portfolios	None

Alice A. Pellegrino (41)	Secretary Large Cap Trust ML Large Cap ML California Trust ML Multi-State Trust	Secretary since 1999 1999 1999 1999	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	40 registered investment companies consisting of 49 portfolios	None

Kevin M. Rendino (35)	Senior Vice President ML Variable Series	Senior Vice President since 1993	First Vice President of FAM and MLIM since 1997; Vice President of MLIM from 1993 to 1997.	5 registered investment companies consisting of 5 portfolios	None

Jacqueline Rogers (43)	Vice President ML Variable Series	Vice President since 2000	Vice President of MLIM since 1986.	1 registered investment company consisting of 19 portfolios	None

Romualdo Roldan (53)	Vice President ML World Income	Vice President since 1999	Vice President of MLIM since 1998; Portfolio Manager of MLIM since 1999; Senior Vice President of Santander Investments from 1995 to 1998.	2 registered investment companies consisting of 2 portfolios	None

Kurt Schansinger (40)	Senior Vice President ML Variable Series	Senior Vice President since 2001
First Vice President of MLIM since 1997; Vice President of MLIM from January 1996 to 1997. Prior to joining MLIM, Mr. Schansinger spent 12 years with Oppenheimer Capital, where he rose to Senior Vice President.
				2 registered investment companies consisting of 3 portfolios	None

Robert M. Shearer (45)	Senior Vice President ML Variable Series	Senior Vice President since 2000
First Vice President of MLIM since January 1998; Vice President from 1997 to 1998; Vice President and Assistant Portfolio Manager at David L. Babson and Company, Incorporated from 1996 to 1997; Vice President/Section Manager at Concert Capital Management from 1993 to 1996.
				3 registered investment companies consisting of 4 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships

Dennis W. Stattman (49)	Senior Voice President ML Variable Series	Senior Vice President since 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1989 to 1997.	2 registered investment companies consisting of 3 portfolios	None

Daniel V. Szemis (41)	Senior Vice President ML Variable Series	Senior Vice President since 1997	First Vice President of MLIM since 1997; Portfolio Manager with Prudential Mutual Fund Investment Management Advisors from 1990 to 1996.	4 registered investment companies consisting of 4 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board.

EXHIBIT D

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended by deleting Article III, Section (2) in its entirety and inserting the following in lieu thereof:

“(2)  To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of or beneficial interests in another corporation known in the investment company industry as a master fund in a master/feeder structure, which corporation holds securities and other assets for investment purposes (the “Master Fund”).”

SECOND: The charter of the Corporation is hereby further amended by adding the following provision as Article III, Section (5), and renumbering Article III, Section (5) thereof as Article III, Section (6):

“(5)  To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares of or beneficial interests in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation.”

THIRD: The charter of the Corporation is hereby further amended by deleting Article V, Section (4) in its entirety and inserting the following in lieu thereof:

“(4)  Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article III, Sections (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder’s name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares of or beneficial interests in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended.”

FOURTH: The charter of the Corporation is hereby further amended by adding the following provision as Article VI, Section (7):

“(7)  Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares of or beneficial interests in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended.”

FIFTH: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by a majority of the votes entitled to be cast by holders of the capital stock of the Corporation.

SIXTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

SEVENTH: Except as amended hereby, the Corporation’s charter shall remain in full force and effect.

IN WITNESS WHEREOF, MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Secretary on the            day of            , 2002.

ME	RRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

By	:

Attest:

Secretary

THE UNDERSIGNED, Vice President of MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

Vice President

OPEN-END FUNDS

MASSACHUSETTS BUSINESS TRUSTS*

[Name of Fund]

CERTIFICATION OF AMENDMENT TO DECLARATION OF TRUST

The undersigned, constituting at least a majority of the Trustees of [Name of Fund] (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the          day of                      as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least two-thirds of the outstanding shares of the Trust, to the Declaration:

VOTED: That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

3.2.    Investments.    The Trustees shall have power, subject to the Fundamental Policies, to:

(a)  conduct, operate and carry on the business of an investment company;

(b)  subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or nonnegotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, and other securities including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which [the Trust] [any Series of the Trust] may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

(c)  The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust [or any Series], nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

(d)  Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

*	If approved, this form of Certification of Amendment will be adopted by Financial Institutions Trust, ML Retirement and ML U.S. Gov’t.

IN WITNESS WHEREOF, the undersigned have executed this Amendment this          day of                      2002.

[Name]	[Name]
[Name]	[Name]
[Name]	[Name]
[Name]	[Name]

The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[Name of Fund]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

FORM OF PROXY

This proxy is solicited on behalf of the Board of
Directors/Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock or shares of beneficial interest, held of record by the undersigned on January 22, 2002 at the Meeting of Shareholders to be held on March 15, 2002 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

         By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
MLIM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	For Merrill Lynch Focus Twenty Fund, Inc. Merrill Lynch Low Duration Fund, Merrill Lynch Total Return Bond Fund and Merrill Lynch Large Cap Series Funds, Inc.:

Please vote for the Directors of the Fund, and instruct the Fund to vote for the Trustees of the corresponding Master Trust.

VOTING INSTRUCTIONS:
1(a).	Election of Fund Directors		1(b).	Election of Master Trust Trustees				To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.

					For All	Withhold All	For All Except
	01A)	James H. Bodurtha	01B)	James H. Bodurtha
If you want to withhold authority for certain nominees to serve on both boards, write in a separate number for both Item 1(a) and Item 1(b). If you want to withhold authority for certain nominees to serve on one board, write in the appropriate number for either Item 1(a) or Item 1(b).

	02A)	Terry K. Glenn	02B)	Terry K. Glenn
	03A)	Joe Grills	03B)	Joe Grills	[_]	[_]	[_]
	04A)	Herbert I. London	04B)	Herbert I. London
	05A)	André F. Perold	05B)	André F. Perold
	06A)	Roberta Cooper Ramo	06B)	Roberta Cooper Ramo
	07A)	Robert S. Salomon Jr.	07B)	Robert S. Salomon Jr.
	08A)	Melvin R. Seiden	08B)	Melvin R. Seiden
	09A)	Stephen B. Swensrud	09B)	Stephen B. Swensrud

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY

This proxy is solicited on behalf of the Board of
Directors/Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock or shares of beneficial interest, held of record by the undersigned on January 22, 2002 at the Meeting of Shareholders to be held on March 15, 2002 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 and PROPOSAL 2, AS APPLICABLE.

         By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
MLIM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1	For each Fund:

Election of Directors/Trustees

			For All	Withhold All	For All Except	To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.
			[_]	[_]	[_]

	01)	James H. Bodurtha
	02)	Terry K. Glenn
	03)	Joe Grills
	04)	Herbert I. London
	05)	André F. Perold
	06)	Roberta Cooper Ramo
	07)	Robert S. Salomon Jr.
	08)	Melvin R. Seiden
	09)	Stephen B. Swensrud

2.

For Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch Fundamental Growth Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust and Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust:

To consider and act upon a proposal to amend the Fund’s charter to permit the Board of the Fund to reorganize the Fund into a master/feeder structure.

		For	Against	Abstain
		[_]	[_]	[_]

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY

This proxy is solicited on behalf of the Board of
Directors/Trustees

INSURANCE COMPANY NAME PRINTS HERE
FUND NAME PRINTS HERE	.

         The undersigned hereby instructs the above-referenced Insurance Company ("Company"), to vote all shares of the above-referenced Fund ("Fund"), which are held in the account of the undersigned in the variable account, at the meeting of shareholders of the Fund, to be held at 800 Scudders Mill Road, Plainsboro, NJ on March 15, 2002, at 1:40 p.m. Eastern Time, and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the proxy statement as specified on the reverse side. The Company is instructed to vote in its discretion upon such other matters as may come before the meeting or any adjournment thereof. Receipt of the notice of meeting and proxy statements are hereby acknowledged,

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
MLIM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Directors/Trustees of each Fund
			For All	Withhold All	For All Except	To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.
			[_]	[_]	[_]

	01)	James H. Bodurtha
	02)	Terry K. Glenn
	03)	Joe Grills
	04)	Herbert I. London
	05)	André F. Perold
	06)	Roberta Cooper Ramo
	07)	Robert S. Salomon Jr.
	08)	Melvin R. Seiden
	09)	Stephen B. Swensrud

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY

This proxy is solicited on behalf of the Board of
Directors/Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock or shares of beneficial interest, held of record by the undersigned on January 29, 2002 at the Meeting of Shareholders to be held on March 15, 2002 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

         By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
MLIM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Directors/Trustees of each Fund
		For All	Withhold All	For All Except	To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.
		[_]	[_]	[_]

01)	James H. Bodurtha
02)	Terry K. Glenn
03)	Joe Grills
04)	Herbert I. London
05)	André F. Perold
06)	Roberta Cooper Ramo
07)	Robert S. Salomon Jr.
08)	Melvin R. Seiden
09)	Stephen B. Swensrud

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date